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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)        August 1,  2001
                                                --------------------------------


                               SCIOTO DOWNS, INC.
     ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                          Commission File Number     0-1365
                                                -----------

             OHIO                                         31-4440550
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(State or other jurisdiction of               (IRS Employer Identification No.)
incorporation or organization)


                  6000 SOUTH HIGH STREET, COLUMBUS, OHIO 43207
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 491-2515
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

On August 13, 2001, Scioto Downs, Inc. (the Company) filed a current report on Form 8-K to report its acquisition on August 1, 2001 of Mid-America Racing Association, Inc. Pursuant to Item 7 of Form 8-K, the Company indicated that it would file certain financial information no later than the date by which such financial information is required to be filed pursuant to Form 8-K. This Amendment is filed to provide such required financial information.

(a)  Financial Statements of Business Acquired

Included herein as Exhibit 99.1 are the audited financial statements of Mid-America Racing Association, Inc. for the years ended October 31, 2000 and 1999 with accompanying Independent Accountants' Report.

Included herein as Exhibit 99.2 are the Unaudited Financial Statements of Mid-America Racing Association, Inc. for the nine months ended July 31, 2001 and 2000.

(b)  Pro Forma Financial Information

The following pro forma financial information, together with accompanying summary and notes, is included herein as Exhibit 99.3:

     (i)  Scioto Downs, Inc. Unaudited Pro Forma Balance Sheet as of July 31,
          2001.

     (ii) Scioto Downs, Inc. Unaudited Pro Forma Statement of Operations for the year ended October 31, 2000.

     (iii) Scioto Downs, Inc. Unaudited Pro Forma Statement of Operations for the nine months ended July 31, 2001.

(c)  Exhibits

99.1 Financial Statements of Mid-America Racing Association, Inc. as of and for the years ended October 31, 2000 and 1999

99.2 Unaudited Financial Statements of Mid-America Racing Association, Inc. as of and for the nine months ended July 31, 2001 and 2000

99.3   Unaudited Pro Forma Financial Statements of Scioto Downs, Inc. as of
       July 31, 2001 and for the year ended October 31, 2000 and the nine months ended July 31, 2001

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SCIOTO DOWNS, INC.
                                        ----------------------------------------
                                                     (Registrant)


Date                                    /s/ Edward T. Ryan
                                        ----------------------------------------
        October 15, 2001                Edward T. Ryan
-------------------------------         President


Date                                    /s/ Richard J. Fiore
                                        ----------------------------------------
        October 15, 2001                Richard J. Fiore
-------------------------------         Chief Financial Officer



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